SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    November 3, 2003

MATRITECH, INC. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)

1-12128	4-2985132

(Commission File Number)	(IRS Employer Identification No.)

330 Nevada Street, Newton, Massachusetts 02460 USA

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(617) 928-0820

ITEM 12. Results of Operations and Financial Condition.
SIGNATURES
EX-99.1 PRESS RELEASE NOVEMBER 3, 2003

ITEM 12.    Results of Operations and Financial Condition.

     On November 3, Matritech, Inc. issued a press release announcing its second quarter earnings for the fiscal quarter ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1. The information in this Report, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized, in the City of Newton, Commonwealth of Massachusetts, on this 3rd day of November, 2003.

MATRITECH, INC.

By:	/s/ Stephen D. Chubb Name: Stephen D. Chubb Title: Chief Executive Officer

Exhibit Index

		Page Number in
		Sequentially
Exhibit Number	Description	Numbered Copy

99.1	Press Release issued by the Registrant on November 3, 2003, relating to Matritech, Inc.'s financial results for the quarter ended September 30, 2003.	5